UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2014

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Allscripts Healthcare Solutions, Inc. Incentive Plan

The Board of Directors (the “Board”) of Allscripts Healthcare Solutions, Inc. (the “Company”) previously adopted, subject to stockholder approval, the amendment and restatement of the Allscripts Healthcare Solutions, Inc. Incentive Plan (the “Incentive Plan”). The Company’s stockholders approved the amendment and restatement of the Incentive Plan at the Company’s Annual Meeting of Stockholders, which was held on May 22, 2014 (the “2014 Annual Meeting”).

The purpose of the Incentive Plan is to retain and motivate executive officers and other employees of the Company and its subsidiaries who are designated to participate in the Incentive Plan for a specified performance period (a “Performance Period”) by providing such designated officers and employees with the opportunity to earn incentive payments based upon the extent to which specific performance goals have been achieved or exceeded for that Performance Period. The Compensation Committee of the Board administers the Incentive Plan and is responsible for selecting the Incentive Plan’s participants, establishing the performance goals, certifying the results of the performance goals, and approving payouts under the Incentive Plan.

The foregoing brief description is qualified in its entirety by the text of the Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2014 Annual Meeting, the stockholders of the Company voted on the following five proposals and cast their votes as described below:

1. The individuals listed below were elected at the 2014 Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Stuart L. Bascomb	159,212,353	181,257	54,728	9,753,980
Paul M. Black	159,196,708	202,506	49,124	9,753,980
Dennis H. Chookaszian	149,516,698	9,876,466	55,174	9,753,980
Robert J. Cindrich	158,319,559	1,074,351	54,428	9,753,980
Michael A. Klayko	158,701,139	692,219	54,980	9,753,980
Anita V. Pramoda	159,226,047	170,196	52,095	9,753,980
David D. Stevens	158,317,013	1,076,458	54,867	9,753,980
Ralph H. Thurman	158,161,871	1,231,740	54,727	9,753,980

2. A management proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, as described in the proxy materials, was approved.

For	Against	Abstain	Broker Non-Vote
169,072,101	63,615	66,602	0

3. A management proposal to approve the amendment and restatement of the Incentive Plan, as described in the proxy materials, was approved.

For	Against	Abstain	Broker Non-Vote
156,349,261	3,044,921	54,156	9,753,980

4. A management proposal to approve the amendment and restatement of the ESPP, as described in the proxy materials, was approved.

For	Against	Abstain	Broker Non-Vote
157,696,432	288,971	1,462,935	9,753,980

5. A non-binding, advisory resolution to approve named executive compensation, as described in the proxy materials, was not approved.

For	Against	Abstain	Broker Non-Vote
71,817,195	86,505,101	1,126,042	9,753,980

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Allscripts Healthcare Solutions, Inc. Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: May 23, 2014

	By:	/s/ Brian Farley
Brian P. Farley SVP, General Counsel and Corporate Secretary